Accounts Payable and Accrued Expenses (Schedule of Accounts Payable and Accrued Expenses) (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Accounts Payable and Accrued Expenses
Accounts payable	$ 8,759	$ 6,322	$ 6,833
Accrued research and development	561	4,118	2,782
Accrued compensation	984	2,838	3,468
Other	1,757	739	648
Total accounts payable and accrued expenses	12,061	$ 14,017	$ 13,731
Accrued consideration for the uBriGene Asset Purchase Agreement	$ 1,300